EXHIBIT 31.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Mark D. Stolper, certify that:

1.     I have reviewed this quarterly report on Form 10-Q of Primedex Health Systems, Inc.

2.     Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Dated: October 5, 2006

	/s/	Mark D. Stolper

Mark D. Stolper
Chief Financial Officer